# Taylor Capital Group
# First Quarter Earnings Call

Details for Conference Call: 866-788-0547 code 84217500

Internet Audio Broadcast: www.taylorcapitalgroup.com

TaylorCapitalGroup

Exhibit 99.1

Forward-Looking Statement
This presentation includes forward-looking statements that reflect our current expectations and projections about our future results, performance, prospects and opportunities. We have tried to identify these forward-looking statements by using words including "may,"
“might,” “contemplate,” “plan,” “prudent,” “potential,” “should,” "will," "expect," "anticipate," "believe," "intend," "could" and "estimate" and similar expressions. These forward-looking statements are based on information currently available to us and are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities in 2011 and beyond to differ materially from those expressed in, or implied by, these forward-looking statements. These risks, uncertainties and other factors include, without limitation: the risk that our regulators could require us to maintain regulatory capital in excess of the levels needed to be considered well capitalized; the risk that our allowance for loan losses may prove insufficient to absorb probable losses in our loan portfolio; possible volatility in loan charge-offs and recoveries between periods; negative developments and further disruption in the credit and lending markets impacting our business and the businesses of our customers, as well as other banks and lending institutions with which we have commercial relationships; the continued decline in residential real estate sales volume and the likely potential for continuing illiquidity in the real estate market, including within the Chicago metropolitan area; the risks associated with the high volume of loans secured by commercial real estate in our portfolio; the uncertainties in estimating the fair value of developed real estate and undeveloped land in light of declining demand for such assets and continuing illiquidity in the real estate market; the risks associated with the planned growth of our new mortgage unit, including the expansion into new geographic markets; lending concentration risks; the risks associated with attracting and retaining experienced and qualified personnel, including our senior management and other key personnel in our core business lines; uncertainty in estimating the fair value of loans held for sale and the possibility that we will not be able to dispose of these assets on terms acceptable to us; security risks relating to our internet banking activities that could damage our reputation and our business; the potential impact of certain operational risks, including, but not limited to, data processing system failures and errors and customer or employee fraud; the risks associated with implementing our business strategy and managing our growth effectively, including our ability to preserve and access sufficient capital to execute on our strategy; the effect on our profitability if interest rates fluctuate, as well as the effect of our customers’ changing use of our deposit products; the ability to use net operating loss carryforwards to reduce future tax payments if an ownership change of the Company is deemed to have occurred for tax purposes; the possibility that our wholesale funding sources may prove insufficient to replace deposits at maturity and support our growth; continuation of volatility in the capital markets; the effectiveness of our hedging transactions and their impact on our future results of operations; the conditions of the local economy in which we operate and continued weakness in the local economy; changes in general economic and capital market conditions, interest rates, our debt credit ratings, deposit flows, loan demand, loan syndication opportunities and competition; regulatory restrictions and liquidity constraints at the holding company level that could impair our ability to pay dividends or interest on our outstanding securities; significant restrictions on our operations as a result of our participation in the TARP CPP; the impact of changes in legislation, including the Dodd-Frank Act, or regulatory and accounting principles, policies or guidelines affecting our business, including those relating to capital requirements; and other economic, competitive, governmental, regulatory and technological factors impacting our operations.
For further information about these and other risks, uncertainties and factors, please review the disclosure included in the section captioned "Risk Factors” in our December 31, 2010 Annual Report on Form 10-K filed with the SEC on March 22, 2011. You should not place undue reliance on any forward-looking statements.  We undertake no obligation to publicly update or revise any forward-looking statements or risk factors, whether as a result of new information, future events, changed circumstances or any other reason after the date of this presentation.

Agenda
First Quarter 2011 Financial Highlights:
Mark Hoppe, President and Chief Executive Officer
Results of Operations: Randy Conte, Chief
Financial Officer and Chief Operations Officer
Business Highlights and Summary: Mark Hoppe,
President and Chief Executive Officer
Questions & Answers

# First Quarter 2011 Financial Highlights

TaylorCapitalGroup

Positive overall quarter: posted net income,
lower provision drove improved results
Posted net income of $388,000
Completed a $25 million capital raise
Continued to pursue ‘fix and grow’ strategy
Encouraging signs of improvement in fix strategy:
Significantly lower provision for loan losses
Commercial criticized and classified loans down, though nonperforming loans up slightly
Grow strategy posted modest results though pre-tax, pre-provision earnings from core operations declined due contraction in
mortgage loan volumes

$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
In thousands
$16,317
$39,731
$17,834
$27,455
$26,068
$48,001
$19,666
$69,182
$13,518
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
Provision
NPA Expense

TaylorCapitalGroup

Net income of $388,000 in 1Q 2011 a result of
significantly lower credit costs

Credit Costs (Provision + Nonperforming Asset Expense)
Total provision
of $10.2 million
in 1Q 2011; the
lowest since
1Q 2008

$500,000
$400,000
$300,000
$200,000
$100,000
$0
In thousands
$428,257
$453,067
$441,191
$406,306
$368,242
$381,050
$322,252
$303,923
$277,896
3/31/09
6/30/09
9/30/09
12/31/09
3/31/10
6/30/10
9/30/10
12/31/10
3/31/11

TaylorCapitalGroup

Commercial criticized and classified loans down
at 3/31/11 by $175.2MM from peak at 6/30/09
*Commercial watch list of criticized and classified loans (special mention, substandard, and nonaccrual loans) in commercial & industrial, commercial real estate, residential construction and land, and commercial construction and land federal collateral codes. Excludes consumer loans.

Watch List of Commercial Criticized and Classified Loans*

$200,000
$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
In thousands
$178,301
$182,597
$154,093
$130,147
$131,664
$145,670
$107,112
$147,053
$153,544
3/31/09
6/30/09
9/30/09
12/31/09
3/31/10
6/30/10
9/30/10
12/31/10
3/31/11
Commercial and Industrial
Commercial Real Estate Secured
Residential Construction and Land
Commercial Construction and Land

TaylorCapitalGroup

Despite watch list decline, commercial loans on nonaccrual up slightly at 3/31/11 from 12/31/10 8 Commercial Nonaccrual Loans by Category

$500,000
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
In thousands
12/31/07
3/31/08
6/30/08
9/30/08
12/31/08
3/31/09
6/30/09
9/30/09
12/31/09
3/31/10
6/30/10
9/30/10
12/31/10
3/31/11
Watch List
Nonaccrual Loans

TaylorCapitalGroup

Long-term trend: nonaccrual loans relatively
flat, but significant reduction in commercial
criticized and classified loans
Commercial Criticized and Classified Loans and Nonaccrual Loans Trend*
*Commercial watch list of criticized and classified loans (special mention, substandard, and nonaccrual loans) in commercial & industrial, commercial real estate, residential construction and land, and commercial construction and land federal collateral codes. Excludes consumer loans.

# First Quarter 2011
# Results of Operations

TaylorCapitalGroup

$25,000
$20,000
$15,000
$10,000
$5,000
$0
In thousands
$11,614
$11,439
$15,152
$14,821
$14,194
$17,282
$20,597
$16,862
$13,800
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11

TaylorCapitalGroup

Core earnings down 4Q 2010 to 1Q 2011
due to lower mortgage results
Pre-tax, Pre-provision Earnings from Core Operations*
*For a reconciliation to GAAP measures of pre-tax, pre-provision earnings from core operations, also referred to as core earnings, please see page
22 of this presentation.

In thousands
$40,000
$30,000
$20,000
$10,000
$0
$27,346
$30,380
$32,375
$32,810
$33,467
$34,678
$34,367
$33,562
$32,187
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11

TaylorCapitalGroup

Net interest income down 4Q 2010 to 1Q 2011 due to lower loan volumes Net Interest Income 12

4.0%
3.0%
2.0%
1.0%
0%
2.58%
2.76%
2.92%
3.10%
3.15%
3.17%
3.25%
3.12%
3.07%
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11

TaylorCapitalGroup

Margin down due to lower loan volumes
in 1Q 2011 compared to 4Q 2010

Net Interest Margin (Tax Equivalent)*
*Adjustment reflects tax-exempt interest income on an equivalent before-tax basis assuming a tax rate of 35%.

In thousands
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$4,633
$4,542
$4,349
$4,433
$4,963
$6,021
$11,748
$10,993
$6,857
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
Mortgage Origination Revenue
Service Charges
Other Noninterest Income

TaylorCapitalGroup

Noninterest income down from 4Q 2010 due to
lower mortgage revenue, but up from 1Q 2010
Noninterest Income (Excluding Gains or Losses on the Sales of
Investment Securities and Purchased Mortgage Loans)

Refinance
Boom

$50,000
$40,000
$30,000
$20,000
$10,000
$0
In thousands
$32,025
$20,411
$34,922
$23,483
$35,373
$20,221
$36,587
$21,766
$36,408
$22,214
$40,694
$23,412
$45,705
$25,108
$44,574
$27,712
$39,072
$25,272
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
Total Revenue
Noninterest Expense

TaylorCapitalGroup

Revenue down in 1Q 2011, partially offset by
decrease in variable commission expenses

*For a reconciliation of revenue to GAAP measures, please see page 23 of this presentation; noninterest expense quoted above is less NPA expense.
Total Revenue and Noninterest Expense Trends*

# First Quarter 2011
# Business Highlights

TaylorCapitalGroup

‘Grow strategy’ gains traction in Cole Taylor
Business Capital: new offices, higher utilization

» Cole Taylor Business
Capital added 3 new
offices in April:
• Minneapolis, MN
• Dallas, TX
• Memphis, TN
» Loan commitments
increased to $718.9MM at
1Q 2011
» Fundings increased
$37.8MM from 4Q 2010 to
1Q 2011
• Line utilization increased
from 49% to 54%, but
remains at historical low
levels
CTBC Total Loan Portfolio
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
$128,920
$139,846
$159,899
$171,844
$217,977
$258,154
$388,557
$317,677
$350,751
3/31/09
6/30/09 9/30/09 12/31/09 3/31/10 6/30/10 9/30/10 12/31/10
3/31/10

$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
In thousands
$2,636,067
$1,754,876
$881,191
3/31/09
6/30/09
9/30/09
12/31/09
3/31/10
6/30/10
9/30/10
12/31/10
3/31/11
Total Commercial Loans
C&I Loans, Including Commercial Owner Occupied Real Estate
Real Estate Loans (CRE, Residential Const and Land, Comm Const and Land)

TaylorCapitalGroup

Commercial and industrial loans steady;
overall loan balances down due to decreases in
real estate related credits
» Commercial and industrial
loans, including owner-
occupied real estate,
holding steady despite
competitive pricing
pressure and slow
economic growth locally
» Reductions in total
commercial and in real
estate related loans due
to intentional run-off and
charge-offs
» Resuming CRE lending in
2011

Total Commercial, C&I and Real Estate
Related Loan Balances

16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
0.00%
12/31/07
12/31/08
12/31/09
12/31/10
3/31/11

Total Capital (to Risk Weighted Assets) Regulatory definition of 'well-capitalized': 10.0%
Tier I Capital (to Risk Weighted Assets) Regulatory definition of 'well-capitalized': 6.0%
Leverage (to average assets) Regulatory definition of 'well-capitalized': 5.0%

## Capital Ratios

| | 1Q 2011 |
|---|---|
| Total Capital (to Risk Weighted Assets) | 14.24% |
| Tier 1 Capital (to Risk Weighted Assets) | 10.26% |
| Leverage Ratio | 7.72% |

TaylorCapitalGroup

Capital ratios remain above regulatory definition for ‘well-capitalized’ banks Capital Ratio Trends 19

»
Continued to pursue ‘fix and grow’ strategy
»
Fix Strategy:
• Lower provision for loan losses
• Lowest level of commercial criticized and classified loans since 12/31/07
»
Grow Strategy:
• Cole Taylor Business Capital: expanding national platform with three new offices; increased utilization drove improved fundings in 1Q 2011
• Commercial Banking: steady in the face of slow economic growth and pricing pressure
• Retail Banking: strong core deposit growth in 1Q 2011
• Cole Taylor Mortgage: revenues down due to decrease in loan originations;
continue to invest in order to achieve a national platform and appropriate scale
Net income of $388,000, improvement due to
reduced provision, despite lower core earnings

| | FOR THE THREE MONTHS ENDED | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|
| | 3/31/11 | 12/31/10 | 9/30/10 | 6/30/10 | 3/31/10 ($ in thousands) | 12/31/09 | 9/30/09 | 6/30/09 | 3/31/09 |
| Loss before income taxes | $ 282 | $ (45,323) | $ 33,735 | $ (30,577) | $ (10,441) | $ (3,676) | $ (2,304) | $ (20,697) | $ (4,039) |
| Add back (subtract) | | | | | | | | | |
| Provision for loan losses | 10,241 | 59,923 | 18,128 | 43,946 | 21,130 | 19,002 | 15,539 | 39,507 | 15,563 |
| Nonperforming asset expense (income) | 3,277 | 9,259 | 1,538 | 4,055 | 4,938 | 8,453 | 2,295 | 224 | 754 |
| (Gain) Loss on investment securities | | (6,997) | (32,804) | (142) | (1,433) | (8,958) | (378) | (7,595) | (664) |
| Pre-tax, pre-provision earnings from core operations | $ 13,800 | $ 16,862 | $ 20,597 | $ 17,282 | $ 14,194 | $ 14,821 | $ 15,152 | $ 11,439 | $ 11,614 |

TaylorCapitalGroup

Non-GAAP Measure of Pre-tax,
Pre-Provision Earnings from Core Operations
The Company's accounting and reporting policies conform to U.S. generally accepted accounting principles ("GAAP") and general practice within the banking industry. Management uses certain non-GAAP financial measures to evaluate the Company’s financial performance and has provided the non-GAAP measure of pre-tax, pre-provision earnings from core operations and the non-GAAP measure of revenue. For the non-GAAP financial measure of pre-tax, pre-provision earnings from core operations, the provision of loan losses, nonperforming asset expense and certain non-recurring items, such as gains and losses on investment securities, are excluded from the determination of operating results. The non-GAAP measure of revenue is calculated as the sum of net interest income and noninterest income less securities gains and losses. Management believes that these measures are useful because they provide a more comparable basis for evaluating financial performance from core operations period to period.
Schedule reconciling earnings in accordance with GAAP to the non-GAAP measurement of pre-tax, pre-provision earnings from core operations are provided below.

| | FOR THE THREE MONTHS ENDED | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|
| | 3/31/11 | 12/31/10 | 9/30/10 | 6/30/10 | 3/31/10<br>($ in thousands) | 12/13/09 | 9/30/09 | 6/1/09 | 3/31/09 |
| Net Interest Income | $ 32,187 | $ 33,562 | $ 34,367 | $ 34,678 | $ 33,467 | $ 32,810 | $ 32,375 | $ 30,380 | $ 27,346 |
| Non Interest Income | 6,885 | 18,009 | 44,142 | 6,158 | 4,374 | 12,735 | 3,376 | 12,137 | 5,343 |
| Add back (subtract) | | | | | | | | | |
| (Gain) Loss on investment securities | | (6,997) | (32,804) | (142) | (1,433) | (8,958) | (378) | (7,595) | (664) |
| Revenue | $ 39,072 | $ 44,574 | $ 45,705 | $ 40,694 | $ 36,408 | $ 36,587 | $ 35,373 | $ 34,922 | $ 32,025 |

TaylorCapitalGroup

Non-GAAP Measure
of Revenue
The Company's accounting and reporting policies conform to U.S. generally accepted accounting principles ("GAAP") and general practice within the banking industry. Management uses certain non-GAAP financial measures to evaluate the Company’s financial performance and has provided the non-GAAP measure of pre-tax, pre-provision earnings from core operations and the non-GAAP measure of revenue. For the non-GAAP financial measure of pre-tax, pre-provision earnings from core operations, the provision of loan losses, nonperforming asset expense and certain non-recurring items, such as gains and losses on investment securities, are excluded from the determination of operating results. The non-GAAP measure of revenue is calculated as the sum of net interest income and noninterest income less securities gains and losses. Management believes that these measures are useful because they provide a more comparable basis for evaluating financial performance from core operations period to period.
Schedule reconciling earnings in accordance with GAAP to the non-GAAP measurement of revenue are provided below.